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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 3, 1996


                            Waxman Industries, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                   0-5888                  34-0899894
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification Number)



          24460 Aurora Road, Bedford Heights, Ohio         44146
         (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:  (216) 439-1830


                                 Not Applicable
         (Former name or former address, if changed since last report.)


                            Exhibit Index on page 4.
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Item 5.      Other Events.
             -------------

             On April 3, 1996, Waxman Industries, Inc. (the "Company") issued a press release announcing that Waxman USA Inc., a wholly-owned subsidiary of the Company, consummated the previously announced offer to exchange the Company's outstanding 13 3/4% Senior Subordinated Notes due June 1, 1999 for a like amount of 11 1/8% Senior Notes due September 1, 2001 of Waxman USA and that the initial public offering of Barnett Inc. was also consummated.

             The press release with respect to the foregoing announcement is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

             (c) Exhibits

99.          Press release issued by Waxman Industries, Inc. on April 3, 1996.





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                                   SIGNATURE
                                   ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WAXMAN INDUSTRIES, INC.



                                        By:   /s/ Michael J. Vantusko
                                              Name:    Michael J. Vantusko
                                              Title:   Chief Financial Officer



Date:  April 12, 1996





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                            Waxman Industries, Inc.

                           Current Report on Form 8-K

                                 Exhibit Index





Exhibit No.                                                             Page
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
     (99)        Press release issued by Waxman Industries, Inc. on
                 April 3, 1996





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